Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

c worldwide international EQUITIES fund

(THE “FUND”)

Supplement dated July 14, 2023 to the Fund’s Prospectus dated February 1, 2023, as supplemented

Effective July 13, 2023, the Fund’s principal investment strategies have been modified as disclosed herein to remove the Fund’s restriction on investing in United States companies.

The first paragraph of the section titled “Summary of Principal Investment Strategies” beginning on page 2 of the Fund’s Prospectus is hereby deleted and replaced in its entirety with the following three paragraphs:

The Fund primarily invests in a portfolio of common stocks of a limited number of non-U.S. companies. The Fund invests principally in common stocks of between 25-30 companies with market capitalizations above $5 billion at the time of purchase of which the Adviser has detailed knowledge and believes to represent promising long-term investment opportunities. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

The Fund will invest in common stocks of issuers in various regions and countries and may invest all of its assets in such companies. Notwithstanding the Fund’s strategy of primarily investing in non-U.S. companies, the Fund may invest up to 20% of its net assets in U.S. companies.

A non-U.S. company means a company that (i) has been classified by MSCI, FTSE or S&P or another major index provider as a foreign or emerging market issuer; (ii) has their principal securities trading market outside the U.S.; (iii) is organized under the laws of, and has a principal office in, a country other than the U.S.; (iv) are depositary receipts of companies described in (i) through (iii) above; or (v) are exchange-traded funds that invest at least 80% of their assets in securities of non-U.S. companies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.